Exhibit (b)(i)

Azul S.A.

As of [●]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Azul S.A. ADS Program - Restricted ADSs (Common Shares)

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of January [●], 2026, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Azul S.A., a sociedade por ações organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (in such capacity, the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures (the “RADR Facility”) pursuant to Section 2.14 of the Deposit Agreement to enable certain holders of Shares, including Affiliates of the Company (each, a “Restricted Holder”), that constitute Restricted Securities (such Shares, “Restricted Shares”) as Restricted ADSs. The Depositary agrees to accommodate the deposit of Restricted Shares and the issuance of Restricted ADSs, provided that (a) the terms of deposit of the Restricted Shares for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement, including Section 2.14 thereof, are supplemented as set forth in this Restricted ADS letter agreement (the “Restricted ADS Letter Agreement”) to establish procedures for the RADR Facility.

To facilitate the orderly administration of the RADR Facility and to reflect the varying restrictions, characteristics, and other terms and provisions, applicable to differently situated Restricted Holders, Restricted Shares, and/or Restricted ADSs (including, without limitation, restrictions on the transfer or disposal of Restricted Shares and Restricted ADSs), this Restricted ADS Letter Agreement and the Deposit Agreement shall each be supplemented from time to time by the execution and delivery of one or more Restricted ADS series supplements, substantially in the form of Appendix I hereto (each, an “RADS Series Supplement”), specifying the particular limitations and terms and conditions applicable to certain Restricted Holders, and/or certain Restricted Shares, and/or Restricted ADSs, as is necessary and/or prudent to identify such the differing restrictions and characteristics.

In the case of any conflict or inconsistency between the general terms and provisions of this Restricted ADS Letter Agreement and the more specific terms and provisions of a RADS Series Supplement with respect to the particular Restricted Holder(s), Restricted Shares, and/or Restricted ADSs described therein, the terms and provisions of such RADS Series Supplement shall control with respect to the specific subject matter set forth therein.

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The purpose and intent of this Restricted ADS Letter Agreement is to supplement the Deposit Agreement in order to accommodate (i) the deposit of Restricted Shares, (ii) the issuance of Restricted ADSs, (ii) the sale, transfer or cancellation of such Restricted ADSs, and (iii) certain ancillary transactions further described below.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, as contemplated in Section 2.14 of the Deposit Agreement, as follows:

1.  Depositary Procedures. Subject to the specific terms set forth in each applicable RADS Series Supplement, the Company consents to (i)(a) under Section 2.3 of the Deposit Agreement, the deposit by the Company, or by, for, or on behalf of, each Restricted Holder, of certain Restricted Shares specified in the applicable Standard Consent and Delivery Instruction (as defined below) to be delivered to the Depositary to accept the deposit of such Restricted Shares (each such transaction, a “Restricted Share Deposit for RADS Issuance”), and (b) if applicable, the surrender of freely transferable, unrestricted ADSs (each, an “Unrestricted ADS”) to the Depositary for cancellation and conversion into the corresponding Restricted ADSs by, for, or on behalf of, each Restricted Holder specified in the applicable consent and delivery instruction applicable thereto delivered to the Depositary to accept the delivery of such Unrestricted ADSs for cancellation and conversion into RADSs (each such transaction, an “ADS Delivery for RADS Conversion”), and (ii) in each case, the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement and the applicable RADS Series Supplement, to the Restricted Holders or their respective designees.

Except as may otherwise be provided in any RADS Series Supplement, in connection with (i) each Restricted Share Deposit for RADS Issuance (a) by the Company, the Company shall deliver to the Depositary a duly completed and signed consent and delivery instruction substantially in the form of Appendix 2-A hereto (each, a “Standard Consent and Delivery Instruction – Company”), and (b) by a Restricted Holder, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed consent and delivery instruction substantially in the form of Appendix 2-B hereto (each a “Standard Consent and Delivery Instruction – Restricted Holder”), and (ii) each ADS Delivery for RADS Conversion, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed consent and delivery instruction substantially in the form of Appendix 2-C hereto (each, a “Standard Consent and Delivery Instruction –ADSs Delivery for RADS Conversion” and together with a Standard Consent and Delivery Instruction – Company and a Standard Consent and Delivery Instruction – Restricted Holder, a “Standard Consent and Delivery Instruction”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Restricted ADS Letter Agreement, to (i) establish procedures to enable (x) Restricted Share Deposits for RADS Issuances by the Company, or by, for, or on behalf of, the Restricted Holders, as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance and delivery by the Depositary to the Restricted Holders of the corresponding Restricted ADSs upon the terms of this Restricted ADS Letter Agreement and the applicable RADS Series Supplement, (y) ADS Deliveries for RADS Conversions by, for, or on behalf of, the Restricted Holders in order to enable the cancellation and conversion of such Unrestricted ADSs and the issuance and delivery by the Depositary to the Restricted Holders of the corresponding Restricted ADSs issued under the terms of this Restricted ADS Letter Agreement and the applicable RADS Series Supplement, and (z) the transfer of Restricted ADSs, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create Unrestricted ADSs, and the withdrawal of the Restricted Shares upon cancellation of the Restricted ADSs, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Restricted ADS Letter Agreement and the applicable RADS Series Supplement, and (ii) deliver an account statement (the “Account Statement”) to the Restricted Holder(s) upon the issuance of the Restricted ADSs, in each case upon the terms set forth in this Restricted ADS Letter Agreement and the applicable RADS Series Supplement. Nothing contained in this Restricted ADS Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept (i) any Restricted Share Deposits for RADS Issuances other than as described in this Restricted ADS Letter Agreement and in the applicable RADS Series Supplement, or (ii) any ADS Deliveries for RADS Conversions as described in this Restricted ADS Letter Agreement and in the applicable RADS Series Supplement.

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2.  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by the Company and by, for, or on behalf of, the Restricted Holders of Restricted Shares in connection with Restricted Share Deposits for RADS Issuances, the acceptance of the delivery by, for, or on behalf of, the Restricted Holders of Unrestricted ADSs in connection with ADS Deliveries for RADS Conversions, the issuance of Restricted ADSs in connection with Restricted Share Deposits for RADS Issuances and ADS Deliveries for RADS Conversions, the transfer of Restricted ADSs, the withdrawal of Restricted Shares and the conversion of Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of Restricted Shares in connection with Restricted Share Deposits for RADS Issuances, the acceptance of the delivery of Unrestricted ADSs in connection with ADS Deliveries for RADS Conversions, the issuance of Restricted ADSs in connection with Restricted Share Deposits for RADS Issuances and ADS Deliveries for RADS Conversions, the transfer of Restricted ADSs, the conversion of Restricted ADSs into freely transferable ADSs, and the withdrawal of Restricted Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall at the time of execution of this Restricted ADS Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that assuming its due authorization, execution and delivery, this Restricted ADS Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) its Brazilian counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Restricted ADS Letter Agreement, (ii) this Restricted ADS Letter Agreement constitutes a legal, valid and binding obligation of the Company under the laws of the Federative Republic of Brazil enforceable against the Company upon its terms, (iii) all approvals required by the laws of the Federative Republic of Brazil to permit the entry by the Company into this Restricted ADS Letter Agreement have been obtained, (iv) all approvals required by the laws of the Federative Republic of Brazil to permit the deposit of Restricted Shares under the Deposit Agreement and this Restricted ADS Letter Agreement have been obtained, and (v) the terms of this Restricted ADS Letter Agreement and the transactions contemplated by this Restricted ADS Letter Agreement do not violate, contravene or conflict with any existing laws of the Federative Republic of Brazil of general application.

Furthermore, the Company shall at the time of the execution and delivery of each RADS Series Supplement, cause such additional opinions to be delivered as may be specified in each applicable RADS Series Supplement.

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3.  Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Restricted ADS Letter Agreement and the applicable RADS Series Supplement, to issue and deliver Restricted ADSs only (x) in the case of Restricted Share Deposits for RADS Issuances upon receipt of (i) a duly completed and signed Standard Consent and Delivery Instruction from the Company or the Restricted Holder, as applicable (except as may otherwise be provided in any RADS Series Supplement), (ii) confirmation from the Custodian of the receipt of the due deposit of the Restricted Shares by the Company, or by, for, or on behalf of, a Restricted Holder, or, in the case of a ADS Delivery for RADS Conversion, confirmation of the receipt of the Unrestricted ADSs delivered by, for, or on behalf of, the Restricted Holder(s) thereof, and (iii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement and the applicable RADS Series Supplement, upon the deposit of Shares, the delivery, cancellation and conversion of Unrestricted ADSs, and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Restricted ADSs.

The Depositary shall (unless otherwise agreed by the Company and the Depositary in writing) cause (i) the Restricted ADSs of each applicable series to be separately identified on the books of the Depositary under a Cusip No. to be specified in the applicable RADS Series Supplement (which may be re-used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement and the applicable RADS Series Supplement), and (ii) the Restricted Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed to issue Restricted ADSs as uncertificated Restricted ADSs registered in the books of the Depositary in the name of the Restricted Holders or their designees for the benefit of the Restricted Holders subject to the restrictions specified in Section 4 below.

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4.  Stop Transfer Notation and Legend. The books of the Depositary shall identify the Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to the Restricted Holders upon the issuance of Restricted ADSs shall contain a legend substantially in the form of the legend specified in the applicable RADS Series Supplement.

5.  Limitations on Transfer of Restricted ADSs. The Restricted ADSs shall be transferable only by the Restricted Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement and payment of the applicable fees, taxes and expenses otherwise payable in connection with the transfer of ADSs under the terms of the Deposit Agreement, this Restricted ADS Letter Agreement, and the applicable RADS Series Supplement, (ii) a duly completed, signed and medallion-guaranteed transfer certification from the transferring Restricted Holder substantially in the form attached hereto as Appendix 3 (each, a “Standard Transfer Certification”) (except as may otherwise be provided in the applicable RADS Series Supplement), (iii) such other certificates, instruments, or documents as may be provided in any applicable RADS Series Supplement (including, without limitation, any opinions of counsel specified therein), and (iv) such other documents as may reasonably be requested by the Depositary under the terms of this Restricted ADS Letter Agreement and the applicable RADS Series Supplement in connection with the transfer of Restricted ADSs (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth in the applicable RADS Series Supplement).

6.  Limitations On Cancellation of Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Restricted Shares or cancel any Restricted ADSs for the purpose of withdrawing the underlying Restricted Shares unless (i) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, payment to the Depositary of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement, this Restricted ADS Letter Agreement and the applicable RADS Series Supplement in connection with the cancellation of ADSs and withdrawal of Deposited Securities, (ii) the Depositary shall have received from the person who requested a withdrawal of the Restricted Shares a duly completed and signed withdrawal certification substantially in the form attached hereto as Appendix 4 (each, a “Standard Withdrawal Certification”) (except as may otherwise be provided in any RADS Series Supplement), (iii) such other certificates, instruments, or documents as may be provided in any applicable RADS Series Supplement (including, without limitation, any opinions of counsel specified therein), and (iv) such other documents as may reasonably be requested by the Depositary under the terms hereof or in the applicable RADS Series Supplement (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth the applicable RADS Series Supplement).

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7.  Fungibility. Except as contemplated in this Restricted ADS Letter Agreement and the applicable RADS Series Supplement and except as required by applicable law, the Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADSs on terms more favorable than those accorded to Holders of freely transferable, unrestricted ADSs, including, without limitation, Unrestricted ADSs, under the Deposit Agreement.

8.  Limitations On Exchange of Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Restricted ADSs and to issue and deliver Unrestricted ADSs in respect thereof upon receipt from the applicable Restricted Holder(s) of (i) a duly completed and signed resale certification and instruction letter, in the form attached hereto as Appendix 5 (each, a “Standard Resale Certification and Instruction Letter”) (except as may otherwise be provided in the applicable RADS Series Supplement), (ii) an opinion of U.S. securities counsel contemplated in the Standard Resale Certification and Instruction Letter (or as otherwise provided in the applicable RADS Series Supplement), (iii) payment of the applicable ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement, this Restricted ADS Letter Agreement, and the applicable RADS Series Supplement, (iv) such other certificates, instruments, or documents contemplated by the applicable RADS Series Supplement; and (v) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement, this Restricted ADS Letter Agreement and the applicable RADS Series Supplement.

9.  Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of any specified Restricted ADSs and shall treat such Restricted ADSs on the same terms as the Unrestricted ADSs outstanding under the terms of the Deposit Agreement upon receipt of (w) written instructions from the Company to so remove all stop transfer notations from its records in respect of such specified Restricted ADSs and to treat such Restricted ADSs on the same terms as the Unrestricted ADSs outstanding under the terms of the Deposit Agreement, (x) an opinion of U.S. counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Restricted ADSs and the Restricted Shares, and the treatment of such Restricted ADSs on the same terms as the Unrestricted ADSs outstanding under the terms of the Deposit Agreement, do not violate the registration requirements of the U.S. Securities Act of 1933, as amended, (y) payment of the applicable ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement, this Restricted ADS Letter Agreement and the applicable RADS Series Supplements, and (z) the satisfaction of such other conditions and the delivery and execution of such other certificates, instruments, or documents contemplated by the applicable RADS Series Supplements. Upon receipt of such instructions, opinion of counsel, certificates, instruments, and other documents, and payment of the applicable fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the Unrestricted ADSs outstanding under the terms of the Deposit Agreement, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Restricted ADSs, and (b) making the formerly Restricted ADSs eligible for inclusion in the applicable book-entry settlement system.

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10.  Representations and Warranties. The Company hereby represents and warrants as of the date hereof that (a) the deposit from time to time of Restricted Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of the Federative Republic of Brazil to permit the deposit of Restricted Shares under the Deposit Agreement and this Restricted ADS Letter Agreement have been obtained, (d) none of the terms of this Restricted ADS Letter Agreement and none of the transactions contemplated in this Restricted ADS Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Restricted Shares, each delivery, cancellation and conversion of Unrestricted ADSs, and each issuance of Restricted ADSs hereunder.

11.  Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Restricted Shares for deposit, the delivery of Unrestricted ADSs for conversion into Restricted ADSs, the issuance of Restricted ADSs, the transfer of the Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Restricted Shares upon cancellation of the Restricted ADSs, in each case upon the terms set forth herein and in the applicable RADS Series Supplement, as well as to any other acts performed or omitted by the Depositary as contemplated by this Restricted ADS Letter Agreement and in the applicable RADS Series Supplement.

12.  Fractional Shares and ADSs. The Company hereby agrees that, notwithstanding anything to the contrary in the Deposit Agreement, the Company shall not deliver to the Depositary or the Custodian, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Restricted Share, nor (ii) a number of Restricted Shares that, upon application of the ADS-to-Share ratio, would give rise to a fraction of a Restricted ADS. Furthermore, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

13.  Incorporation of Certain Provision by Reference. The Company and the Depositary agree that the following provisions of the Deposit Agreement shall apply to the terms of this Restricted ADS Letter Agreement and each RADS Series Supplement, mutatis mutandis, as if they had been fully set forth herein: (i) Section 5.2 of the Deposit Agreement – Exoneration, and (ii) Section 7.6 of the Deposit Agreement – Governing Law and Jurisdiction.

14.  Limited Depositary Obligations. The Depositary undertakes to perform only such duties as are specifically set forth in the Deposit Agreement, this RADS Letter Agreement and the applicable RADS Series Supplements, and no implied obligations to perform any duties, or provide any services, not specifically set forth in the Deposit Agreement, the RADS Letter Agreement and the applicable RADS Series Supplements are to be read into the Deposit Agreement, the RADS Letter Agreement or any RADS Series Supplement against the Depositary or its agents. Without limitation of the foregoing and without creating any actual or implied obligation of the Depositary, neither the Depositary nor its agents shall under any circumstances be expected to (x) to take any action not specifically set forth in the Deposit Agreement, the RADS Letter Agreement or any RADS Series Supplement on behalf, and/or at the instruction, of the Holders and/or Beneficial Owners Restricted ADSs (or any other persons), or (y) incur any financial liability in the performance of its duties hereunder, or in the exercise of rights or powers on behalf, and/or at the instruction, of Holders and/or Beneficial Owners of Restricted ADSs (or any other persons), unless, in each case, (i) the Depositary in its sole judgment affirmatively agrees with Holders and Beneficial Owners of Restricted ADSs to take such action and/or incur such financial liability, and (ii) indemnity satisfactory to it against all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, is, prior to the Depositary taking any such action, furnished to the Depositary and its agents by the applicable Holders and Beneficial Owners of Restricted ADSs as often as may be required and upon terms satisfactory to the Depositary, in each case in its sole judgment.

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15.  Parties; Amendment; Assignment. This Restricted ADS Letter Agreement and each applicable RADS Series Supplement, if any, shall be binding upon (i) the Company and the Depositary, as the signatory parties thereto, and (ii) the Holders and Beneficial Owners of the Restricted ADSs by acceptance thereof or any beneficial interest therein. This Restricted ADS Letter Agreement and each applicable RADS Series Supplement, if any, may at any time and from time to time be amended or supplemented by written agreement between the Company and the Depositary in any respect which they may deem necessary or desirable without the prior written consent of the Holders or Beneficial Owners of any Restricted ADSs. Any amendment or supplement which shall impose or increase any fees or charges (other than charges in connection with foreign exchange control regulations, and taxes and other governmental charges, delivery and other such expenses), or which shall otherwise materially prejudice any substantial existing right of Holders or Beneficial Owners of the affected Restricted ADSs, shall not, however, become effective as to affected Restricted ADSs until the expiration of thirty (30) days after notice of such amendment or supplement shall have been given to the Holders of outstanding affected Restricted ADSs upon the terms contemplated in Section 7.5 of the Deposit Agreement. In addition, the parties hereto agree and acknowledge that any RADS Series Supplement signed by the Company and the Depositary shall effectively supplement the terms and conditions of this Restricted ADS Letter Agreement by expressly specifying the particular limitations and terms and conditions applicable to certain Restricted ADSs, certain Restricted Holders and/or certain Restricted Shares, as agreed necessary by the Company and Depositary in the applicable RADS Series Supplement. The Restricted ADSs are ADSs issued under the terms of the Deposit Agreement, and all of the terms of the Deposit Agreement shall apply to the Restricted ADSs (as contemplated in Section 2.14 of the Deposit Agreement) except as expressly set forth in this Restricted ADS Letter Agreement and the applicable RADS Series Supplements. Subject to the provisions of Section 5.4 of the Deposit Agreement, neither this Restricted ADS Letter Agreement not any RADS Series Supplement may be assigned by either the Company or the Depositary.

16. F-6 Registration Statement. The parties hereto agree that a signed copy of this Restricted ADS Letter Agreement and each RADS Series Supplement shall be filed as an exhibit to the next applicable Registration Statement on Form F-6 (or next amendment to the existing Registration Statement on Form F-6 currently on file) in respect of the ADSs under the Securities Act, if then required by the rules and regulations of the Commission or by the Staff of the Commission. The parties hereto further agree that, notwithstanding anything contained herein to the contrary, the Depositary shall not be obligated to issue any Restricted ADSs if there is an insufficient number of ADS then registered under the existing Registration Statement(s) on Form F-6 then on file, or if any such Registration Statement on Form F-6 is the subject of a stop order or a proceeding for that purpose.

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17.  Depositary Fees. Without limitation of any fees, costs and expenses otherwise payable by the Restricted Holder(s) pursuant to the Deposit Agreement, and subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary agree that the Restricted Holder(s) (or the Company if the Company and the Depositary have agreed otherwise) shall pay to the Depositary: (i) any and all fees, costs and expenses payable under the terms of the Deposit Agreement, this Restricted ADS Letter Agreement and any applicable RADS Series Supplement, and (ii) all costs and expenses (including all related legal fees) incurred by or on behalf of the Depositary, in each case in connection with the transactions contemplated herein and in any applicable RADS Series Supplement.

[Remainder of page intentionally left blank. Signature page to follow.]

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This Restricted ADS Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Restricted ADS Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

AZUL S.A.

By:
Name:
Title:

CITIBANK, N.A., as Depositary

By:
Name:
Title:

APPENDICES
1	Form of RADS Series Supplement
2-A	Standard Consent and Delivery Instruction – Company
2-B	Standard Consent and Delivery Instruction – Restricted Holder
2-C	Standard Consent and Delivery Instruction –ADSs Delivery for RADS Conversion
3	Standard Transfer Certification
4	Standard Withdrawal Certification
5	Standard Resale Certification and Instruction Letter

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APPENDIX 1

to

Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026

(the “Restricted ADS Letter Agreement”), by and between

Azul S.A.

and

Citibank, N.A.

_____________________

FORM OF RADS SERIES SUPPLEMENT

_____________________

[DATE]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attention: Teresa Loureiro-Stein

Re:	Azul S.A. - [●] Restricted ADS Series Supplement (CUSIP No.: [●]) – [Transaction Description]

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January [●], 2026, as amended and supplemented from time to time (as so amended and supplemented from time to time, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

As contemplated in the Restricted ADS Letter Agreement, the Company desires, and the Depositary agrees, to establish procedures to accommodate the issuance and delivery of Designated Restricted ADSs (as defined in Section 1 below) upon the terms of this [●] Restricted ADS Series Supplement (the “[●] RADS Series Supplement”), provided that (a) the terms of deposit of the designated Restricted Securities for Designated Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this RADS Series Supplement for purpose of the issuance of the Designated RADSs.

The purpose and intent of this RADS Series Supplement is to supplement the Deposit Agreement and the Restricted ADS Letter Agreement for the purpose of accommodating (i) the issuance of Designated Restricted ADSs to the Restricted Holders, (ii) the sale, transfer or cancellation of such Designated Restricted ADSs, and (iii) certain ancillary transactions further described below.

Appendix 1 - 1

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement and the RADS Letter Agreement, as follows:

1.  Depositary Procedures. The Company hereby consents, under Section 2.3 and Section 2.14 of the Deposit Agreement, to:

[Restricted Share Deposits for RADS Issuances in connection with [insert description of contemplated transactions].]

[In connection with each such Restricted Share Deposit for RADS issuance the Company shall deliver to the Depositary a duly completed and signed Standard Consent and Delivery Instruction – Company (as defined in the Restricted ADS Letter Agreement) substantially in the form of Appendix 2-A to the Restricted ADS Letter Agreement.] OR [by a Restricted Holder and request for issuance of Designated Restricted ADSs, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed Standard Consent and Delivery Instruction – Restricted Holder (as defined in the Restricted ADS Letter Agreement) substantially in the form of Appendix 2-B to the Restricted ADS Letter Agreement]

OR

[ADS Deliveries for RADS Conversions in connection with [insert description of contemplated transactions].]

[In connection with each such ADS Delivery for RADS Conversion, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed Standard Consent and Delivery Instruction – Unrestricted ADSs Delivery for RADS Conversion (as defined in the Restricted ADS Letter Agreement) substantially in the form of Appendix 2-C to the Restricted ADS Letter Agreement.]

[The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADSs” and the “Designated Shares”, respectively. The Depositary shall (unless otherwise agreed by the Company and the Depositary in writing) cause the Designated Restricted ADSs issued upon the deposit of Designated Shares, or the delivery, cancellation and conversion of Unrestricted ADSs to be separately identified on the books of the Depositary under the CUSIP No. specified above.]

In furtherance of the foregoing, the Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by the Restricted ADS Letter Agreement and this RADS Series Supplement, to (i) establish procedures to enable the [Restricted Share Deposits for RADS Issuances contemplated herein][ADS Delivery for RADS Conversions contemplated herein] in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of the Restricted ADS Letter Agreement and this RADS Series Supplement, and (ii) deliver an account statement (the “Account Statement”) to the Restricted Holder(s) upon the issuance of the Designated Restricted ADSs, in each case upon the terms set forth in the Restricted ADS Letter Agreement and this RADS Series Supplement. Nothing contained in the Restricted ADS Letter Agreement or this RADS Series Supplement shall in any way obligate the Depositary, or give authority to the Depositary, to accept [any Shares other than the Designated Shares described herein for deposit under the terms hereof] or [Unrestricted ADSs other than Unrestricted ADSs described herein for delivery, cancellation, and conversion under the terms hereof].

Appendix 1 - 2

2.  Stop Transfer Notation and Legend. The books of the Depositary shall identify the Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect and any other additional legends that Company and the Depositary deem necessary. The Account Statements to be sent by the Depositary to the Restricted Holders upon the issuance of Restricted ADSs shall contain a legend substantially in the form of the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) REGISTERED IN YOUR NAME OR ON YOUR BEHALF OR OTHERWISE CREDITED TO YOUR OR YOUR NOMINEE’S ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF AZUL S.A. (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF (X) A RESTRICTED ADS LETTER AGREEMENT, DATED AS OF JANUARY [●], 2026 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), (Y) THE DEPOSIT AGREEMENT, DATED AS OF JANUARY [●], 2026, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”) AND (Z) THE [●] RESTRICTED ADS SERIES SUPPLEMENT (THE “[●] RADS SERIES SUPPLEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE [●] RADS SERIES SUPPLEMENT, OR IF NOT DEFINED THEREIN IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED IN THE [●] RADS SERIES SUPPLEMENT OR THE RESTRICTED ADS LETTER AGREEMENT, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT AS SUPPLEMENTED AND AMENDED BY THE [●] RADS SERIES SUPPLEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE RESTRICTED SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH RESTRICTED SHARES AND RESTRICTED ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS, UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A., IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”), AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

Appendix 1 - 3

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE [●] RADS SERIES SUPPLEMENT OR IF NOT ATTACHED THERETO, IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE [●] RADS SERIES SUPPLEMENT OR IF NOT ATTACHED THERETO, IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE [●] RADS SERIES SUPPLEMENT OR IF NOT SET FORTH THEREIN, AS SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT, OF THE RESTRICTED ADS LETTER AGREEMENT AND OF THE [●] RADS SERIES SUPPLEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

3.  Representations and Warranties. The Company hereby represents and warrants as of the date hereof (a) the deposit from time to time of Designated Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (b) all approvals required by the laws of the Federative Republic of Brazil to permit the deposit of Designated Shares under the Deposit Agreement, the Restricted ADS Letter Agreement and this RADS Series Supplement have been, obtained (c), none of the terms of this RADS Series Supplement and none of the transactions contemplated in this RADS Series Supplement violate any court judgment or order issued against the Company or any material contract to which it is a party Such representations and warranties shall survive each deposit of Designated Shares, each delivery, cancellation and conversion of Unrestricted ADSs, and each issuance of Designated Restricted ADSs hereunder.

Appendix 1 - 4

4.  Opinion Coverage. The Company shall at the time of execution of this RADS Series Supplement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this RADS Series Supplement is a valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (ii) the deposit of Designated Shares by the Company, or by, for, or on behalf of, the Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act, and (B) its Brazilian counsel to deliver an opinion to the Depositary (i) as of the date hereof stating, inter alia, that (1) the Company has duly authorized and executed this RADS Series Supplement, (2) this RADS Series Supplement constitutes a legal, valid and binding obligation of the Company under the laws of the Federative Republic of Brazil enforceable against the Company upon its terms, (3) all approvals required by the laws of the Federative Republic of Brazil to permit the entry by the Company into this RADS Series Supplement have been obtained, (4) the terms of this RADS Series Supplement and the transactions contemplated by this RADS Series Supplement do not contravene or conflict with any existing laws of the Federative Republic of Brazil of general application, and (5) all approvals required by the laws of the Federative Republic of Brazil to permit the deposit of Designated Shares under the Deposit Agreement, the Restricted ADS Letter Agreement and this RADS Series Supplement have been obtained.

5.  Mutatis Mutandis. The Company and the Depositary hereby agree that the following provisions of the Restricted ADS Letter Agreement shall apply to this RADS Series Supplement, mutatis mutandis, as if they had been fully set forth herein: (i) Section 3 – Limitations on Issuance of Restricted ADSs, (ii) Section 5 – Limitations on Transfer of Restricted ADSs, (iii) Section 6 – Limitations On Cancellation of Restricted ADSs, (iv) Section 7 – Fungibility, (v) Section 8 – Limitations On Exchange of Restricted ADSs for Freely Transferrable ADSs, (vi) Section 9 – Removal of Restrictions, (vii) Section 11 – Indemnity, (viii) Section 12 – Fractional Shares and ADSs, (ix) Section 13 – Governing Law and Jurisdiction, (x) Section 14 – Limited Depositary Obligation, and (xi) Section 15 – Parties; Amendment; Assignment. For the avoidance of doubt, to the extent Designated Restricted ADSs are issued under and pursuant to the terms of this RADS Series Supplement, the above referenced provisions set forth in the Restricted ADS Letter Agreement shall apply to such Designated Restricted ADSs and the transactions contemplated herein, except to the extent specifically modified herein.

6.  Depositary Fees. Without limitation of any fees, costs and expenses otherwise payable by the Restricted Holder(s) pursuant to the Deposit Agreement (some of which fees may be payable to the Depositary under the Deposit Agreement may be cumulative), and subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary agree that the Restricted Holder(s) (or the Company if the Company and the Depositary have agreed otherwise) shall pay to the Depositary: (i) any and all fees, costs and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and this RADS Series Supplement, and (ii) all costs and expenses (including all related legal fees) incurred by or on behalf of the Depositary, in each case in connection with the transactions contemplated herein.

Appendix 1 - 5

7.  Miscellaneous. The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this RADS Series Supplement and to effectuate the purpose and intent hereof.

8.  Original Restricted ADS Letter Agreement. The Company and the Depositary hereby agree that the terms set forth in this RADS Series Supplement shall apply only to the Designated Restricted ADSs and not to Restricted ADSs pursuant to any other RADS Series Supplement(s). Accordingly, only Holders and Beneficial Owners of the Designated Restricted ADSs issued pursuant to this RADS Series Supplement shall be subject to all of the terms and conditions of, the Restricted ADS Letter Agreement and this RADS Series Supplement in all respects.

[Remainder of page intentionally left blank. Signature page to follow.]

Appendix 1 - 6

This RADS Series Supplement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this RADS Series Supplement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

AZUL S.A.

By:
Name:
Title:

CITIBANK, N.A., as Depositary

By:
Name:
Title:

[Signature Page to RADS Series Supplement]

APPENDIX 2-A

to

Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026

(the “Restricted ADS Letter Agreement”), by and between

Azul S.A.

and

Citibank, N.A.

_____________________

STANDARD CONSENT AND DELIVERY INSTRUCTION - COMPANY
_____________________

[DATE]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn: Account Management

Teresa.Loureirostein@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

James3.Lee@citi.com

Azul S.A. – Restricted ADSs (CUSIP No.: [●])

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January [●], 2026, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the [●]1 Restricted ADS Series Supplement, dated as of [●], by and between the Company and the Depositary (the “[●] RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or the [●] RADS Series Supplement.

The Company hereby deposits the Restricted Shares (as defined in the Restricted ADS Letter Agreement)specified in Schedule I hereto on behalf of the beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Restricted ADS Letter Agreement) subject to the terms and conditions of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement.

_______________________

1 Note: to populate with the title of the applicable RADS Series Supplement pursuant to which the Restricted ADSs to be issued in accordance with this Consent and Delivery Instruction are to be so issued.

Appendix 2-A - 1

The Company hereby represents and warrants to the Depositary that (a) the specified Restricted Shares being deposited for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim, or preemptive rights of the holders of outstanding Shares, and free from any transfer and/or voting restrictions, (b) the deposit of the specified Restricted Shares and the issuance and delivery of Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement and the [●] RADS Series Supplement, do not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of the Federative Republic of Brazil to permit the deposit of the specified Restricted Shares under the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement have been obtained prior to the deposit of the specified Restricted Shares, (d) the specified Restricted Shares are of the same class as, and rank pari passu and are fully fungible with, the other Shares on deposit under the Deposit Agreement, (e) the Holder(s) of the Restricted ADSs specified on Schedule I hereto were the beneficial owners of the specified Restricted Shares and will be the Beneficial Owners of the corresponding Restricted ADSs immediately following the deposit of the Restricted Shares and the issuance of the corresponding Restricted ADSs, and (f) none of the transactions contemplated herein violate any court judgment or order issued against the Company or any material contract to which it is a party.

The Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement upon the deposit of Shares and issuance of ADSs, has been made to the Depositary or relevant tax authority (as appropriate) or is being made concurrently herewith. The Company confirms that the indemnity obligations of Section 5.8 of the Deposit Agreement shall apply to the transactions contemplated herein.

The Company has caused this Standard Consent and Delivery Instruction to be executed and delivered on its behalf by its duly authorized officer as of the date set forth above.

AZUL S.A.

By:
Name:
Title:

Appendix 2-A - 2

Schedule I

Restricted Shares	Restricted ADSs	Name, Address, and E-mail Address of Registered Holder of Restricted ADSs
_________ Shares	_________ Restricted ADSs

Appendix 2-A - 3

APPENDIX 2-B

to

Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026

(the “Restricted ADS Letter Agreement”), by and between

Azul S.A.

and

Citibank, N.A.

_____________________

STANDARD CONSENT AND DELIVERY INSTRUCTION – RESTRICTED HOLDER
_____________________

[DATE]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn: Account Management

Teresa.Loureirostein@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

James3.Lee@citi.com

Azul S.A. – Restricted ADSs (CUSIP No.: [●])

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January [●], 2026, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the [●]2 Restricted ADS Series Supplement, dated as of [●], by and between the Company and the Depositary (the “[●] RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or the [●] RADS Series Supplement.

The undersigned holder of Restricted Shares (as defined in the Restricted ADS Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of its intent to deposit, or to cause to be deposited on its behalf, the Restricted Shares specified in Schedule I hereto and requests the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Restricted ADS Letter Agreement) subject to the terms and conditions of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement. The Company hereby consents to the deposit of the specified Restricted Shares and the issuance of the corresponding Restricted ADSs.

________________________

2 Note: to populate with the title of the applicable RADS Series Supplement pursuant to which the Restricted ADSs to be issued in accordance with this Consent and Delivery Instruction are to be so issued.

Appendix 2-B - 1

The Restricted Holder hereby represents and warrants to the Depositary that (a) the Restricted Shares being deposited for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim, or preemptive rights of the holders of outstanding Shares, and free from any transfer and/or voting restrictions, (b) the deposit of the specified Restricted Shares and the issuance and delivery of Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement and the [●] RADS Series Supplement, do not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of the Federative Republic of Brazil to permit the deposit of the specified Restricted Shares under the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement have been obtained prior to the deposit of the specified Restricted Shares, (d) the specified Restricted Shares are of the same class as, and rank pari passu and will be fully fungible with, the other Shares on deposit under the Deposit Agreement, (e) the specified Restricted Holder of the Restricted ADSs specified on Schedule I hereto was the beneficial owner of the specified Restricted Shares and will be the Beneficial Owner of the corresponding Restricted ADSs immediately following the deposit of the Restricted Shares and issuance and delivery of the corresponding Restricted ADSs, and (f) none of the transactions contemplated herein violate any court judgment or order issued against the Restricted Holder or any material contract to which it is a party.

The Restricted Holder agrees to be bound by the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement upon acceptance of the specified Restricted ADSs.

Each of the Restricted Holder and the Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement upon the deposit of Shares and issuance of ADSs, has been made to the Depositary or relevant tax authority (as appropriate) or is being made concurrently herewith.

If any of the above acknowledgements, agreements, certifications, instructions, representations or warranties are false or incorrect in any way, (x) the Depositary and the Company shall be authorized, at the cost and expense of the undersigned, to take any and all actions necessary to correct the consequences thereof, and (y) the undersigned shall indemnify and hold harmless the Depositary and its agents for any and all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, incurred as a result thereof.

Appendix 2-B - 2

Each of the Restricted Holder and the Company has caused this Standard Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

[RESTRICTED HOLDER]

By:
Name:
Title:

Consented to: AZUL S.A.

By:
Name:
Title:

Appendix 2-B - 3

Schedule I

Restricted Shares	Restricted ADSs	Name, Address, and E-mail Address of Registered Holder of Restricted ADSs
_________ Restricted Shares	_________ Restricted ADSs

Appendix 2-B - 4

APPENDIX 2-C

to

Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026

(the “Restricted ADS Letter Agreement”), by and between

Azul S.A.

and

Citibank, N.A.

_____________________

STANDARD CONSENT AND DELIVERY INSTRUCTION – UNRESTRICTED ADSs DELIVERY FOR RADS CONVERSION
_____________________

[DATE]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn: Account Management

Teresa.Loureirostein@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

James3.Lee@citi.com

Azul S.A. – Restricted ADSs (CUSIP No.: [●])

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January [●], 2026, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the [●][3] Restricted ADS Series Supplement, dated as of [●], by and between the Company and the Depositary (the “[●] RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or the [●] RADS Series Supplement.

The undersigned holder of Restricted Shares (as defined in the Restricted ADS Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of the Restricted Holder’s intent to surrender for cancellation and conversion, or to cause to be surrendered for cancellation and conversion on its behalf, the ADSs specified in Schedule I hereto (the “Unrestricted ADSs”) and requests the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Restricted ADS Letter Agreement) subject to the terms and conditions of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement. The Company hereby consents to the cancellation of the specified unrestricted ADSs and the issuance and delivery of the corresponding Restricted ADSs.

_________________________

3 Note: to populate with the title of the applicable RADS Series Supplement pursuant to which the Restricted ADSs to be issued in accordance with this Consent and Delivery Instruction are to be so issued.

Appendix 2-C - 1

The Restricted Holder hereby represents and warrants to the Depositary that (a) the specified Unrestricted ADSs are free and clear of any lien, encumbrance, security interest, charge, mortgage, adverse claim, and free from any transfer and/or voting restrictions, (b) all approvals required by the laws of the Federative Republic of Brazil to permit the delivery, cancellation and conversion of the Unrestricted ADSs into Restricted ADSs under the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement have been obtained, (c) the Restricted Holder is the Beneficial Owner of the Unrestricted ADSs specified on Schedule I hereto and will be the Beneficial Owner of the corresponding Restricted ADSs to be issued, and (d) none of the transactions contemplated herein violate any court judgment or order issued against the Restricted Holder or any material contract to which it is a party.

The Restricted Holder agrees to be bound by the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement upon acceptance of the specified Restricted ADSs.

Each of the Restricted Holder and the Company confirms that payment of the applicable fees, taxes, and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement upon the conversion of the Unrestricted ADSs specified in Schedule I hereto to, and the issuance of, the corresponding Restricted ADSs has been made to the Depositary or relevant tax authority (as appropriate) or is being made concurrently herewith.

If any of the above acknowledgements, agreements, certifications, instructions, representations or warranties are false or incorrect in any way, (x) the Depositary and the Company shall be authorized, at the cost and expense of the undersigned, to take any and all actions necessary to correct the consequences thereof, and (y) the undersigned shall indemnify and hold harmless the Depositary and its agents for any and all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, incurred as a result thereof.

[Signature page follows]

Appendix 2-C - 2

Each of the Restricted Holder and the Company has caused this Standard Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

[RESTRICTED HOLDER]

By:
Name:
Title:

Consented to: AZUL S.A.

By:
Name:
Title:

Appendix 2-C - 3

Schedule I

Unrestricted ADSs	Restricted ADSs	Name, Address, and E-mail Address of Registered Holder of Restricted ADSs
________ Unrestricted ADSs	________ Restricted ADSs

Appendix 2-C - 4

APPENDIX 3

to

Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026

(the “Restricted ADS Letter Agreement”), by and between

Azul S.A.

and

Citibank, N.A.

_____________________

STANDARD TRANSFER CERTIFICATION

_____________________

[DATE]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn: Account Management

Teresa.Loureirostein@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

James3.Lee@citi.com

Azul S.A. - Restricted ADSs (CUSIP No.: [●])

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January [●], 2026, as amended and supplemented from time to time (as amended and supplemented from time to time, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the [●]4 Restricted ADS Series Supplement, dated as of [●], by and between the Company and the Depositary (the “[●] RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or the [●] RADS Series Supplement.

_________________________

4 Note: to populate with the title of the applicable RADS Series Supplement pursuant to which the Restricted ADSs to be transferred were originally issued.

Appendix 3 - 1

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Restricted Holder certifies that:

(Check one)

___	(a)	The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

OR

___	(b)	The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferor confirms that applicable fees, taxes and expenses payable in connection the transfer of ADSs under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted ADS Letter Agreement and the [●] RADS Series Supplement.

If any of the above acknowledgements, agreements, certifications, instructions, representations or warranties are false or incorrect in any way, (x) the Depositary and the Company shall be authorized, at the cost and expense of the undersigned, to take any and all actions necessary to correct the consequences thereof, and (y) the undersigned shall indemnify and hold harmless the Depositary and its agents for any and all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, incurred as a result thereof.

[Signature page follows]

Appendix 3 - 2

[RESTRICTED HOLDER]

By:
Name:
Title:

Appendix 3 - 3

MEDALLION GUARANTEE
Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:______________________________________________________________________
Authorized Signature of Officer:______________________________________________________________________

Title of Officer Signing This Guarantee:________________________________________________________________

Address:_________________________________________________________________________________________

________________________________________________________________________________________________

Area Code and Telephone Number:___________________________________________________________________

Dated:__________________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Appendix 3 - 4

Schedule I

The ________ Restricted ADSs are hereby surrendered for transfer by the following person(s):

Name of Owner:

Social Security Number or Taxpayer Identification Number of Owner:

Account Number of Owner:

Street Address:

City, State, and Country:

Date:

The ________ Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Uncertificated ADSs:

Name of Transferee:

Street Address:

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

Appendix 3 - 5

APPENDIX 4

to

Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026

(the “Restricted ADS Letter Agreement”), by and between

Azul S.A.

and

Citibank, N.A.

_____________________

STANDARD WITHDRAWAL CERTIFICATION
_____________________

[DATE]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn: Account Management

Teresa.Loureirostein@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

James3.Lee@citi.com

Azul S.A. – Restricted ADSs (CUSIP No.: [●])

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January [●], 2026, as amended and supplemented from time to time (as amended and supplemented from time to time, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the [●]5 Restricted ADS Series Supplement, dated as of [●], by and between the Company and the Depositary (the “[●] RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or in the [●] RADS Series Supplement.

________________________

5 Note: to populate with the title of the applicable RADS Series Supplement pursuant to which the Restricted ADSs to be withdrawn were originally issued.

Appendix 4 - 1

1.  This Standard Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.  We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

3.  We certify that either (check one):

(a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c) ______ we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement).

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement in connection the cancellation of Restricted ADSs and the withdrawal of the corresponding Restricted Shares is being made to the Depositary concurrently herewith.

If any of the above acknowledgements, agreements, certifications, instructions, representations or warranties are false or incorrect in any way, (x) the Depositary and the Company shall be authorized, at the cost and expense of the undersigned, to take any and all actions necessary to correct the consequences thereof, and (y) the undersigned shall indemnify and hold harmless the Depositary and its agents for any and all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, incurred as a result thereof.

Appendix 4 - 2

MEDALLION GUARANTEE
Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:______________________________________________________________________
Authorized Signature of Officer:______________________________________________________________________

Title of Officer Signing This Guarantee:________________________________________________________________

Address:_________________________________________________________________________________________

________________________________________________________________________________________________

Area Code and Telephone Number:___________________________________________________________________

Dated:__________________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Appendix 4 - 3

APPENDIX 5

to

Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026

(the “Restricted ADS Letter Agreement”), by and between

Azul S.A.

and

Citibank, N.A.

_____________________

STANDARD RESALE CERTIFICATION AND INSTRUCTION LETTER
_____________________

[DATE]

Citibank, N.A. - ADR Department

388 Greenwich Street

New York, New York 10013

Attn: Account Management

Teresa.Loureirostein@citi.com

Keith.Galfo@citi.com

Leslie.DeLuca@citi.com

Joseph.Connor@citi.com

James3.Lee@citi.com

Azul S.A. – Restricted ADSs (CUSIP No.: [●])

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement (Common Shares), dated as of January [●], 2026, as amended and supplemented from time to time (as so amended and supplemented from time to time, the “Deposit Agreement”), by and among Azul S.A., a company organized under the laws of the Federative Republic of Brazil (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, (ii) the Restricted ADS Letter Agreement (Common Shares), dated as of January [●], 2026 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary, and (iii) the [●]6 Restricted ADS Series Supplement, dated as of [●], by and between the Company and the Depositary (the “[●] RADS Series Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement or in the [●] RADS Series Supplement.

_______________________

6 Note: to populate with the title of the applicable RADS Series Supplement pursuant to which the Restricted ADSs to be sold were originally issued.

Appendix 5 - 1

This Standard Resale Certification and Instruction Letter is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below registered in the name of the undersigned or the undersigned’s designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

* ☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission (or, if applicable, that was automatically effective upon its filing with the Commission) and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only - Affiliate): (v) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (w) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (x) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports), (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case as defined in, and in accordance with, Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

____________________________

*	The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.
**	The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

Appendix 5 - 2

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only - Affiliate): (w) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (x) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case in accordance with Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company;

OR

** ☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

_____________________

**	The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

Appendix 5 - 3

OR

** ☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

** ☐ Other: _______________________________________________.
[Please fill in details]

NOTE: The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act).

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned’s account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

_____________________________
Restricted ADSs (CUSIP No.: [●]), and

(ii)	following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

_____________________________
(CUSIP No.: [●])

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:

DTC Participant Account No.:

Account No. for undersigned at DTC Participant (f/b/o information):

Onward Delivery Instructions of undersigned:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC Participant:

________________________________

**	The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

Appendix 5 - 4

2.       If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:

Street Address:

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement, the Restricted ADS Letter Agreement and the [●] RADS Series Supplement in connection the cancellation of Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

If any of the above acknowledgements, agreements, certifications, instructions, representations or warranties are false or incorrect in any way, (x) the Depositary and the Company shall be authorized, at the cost and expense of the undersigned, to take any and all actions necessary to correct the consequences thereof, and (y) the undersigned shall indemnify and hold harmless the Depositary and its agents for any and all losses, liabilities, costs, expenses (including, without limitation, fees and expenses of counsel), claims, damages and taxes of any kind, incurred as a result thereof.

Name of Owner:

Social Security Number or Taxpayer Identification Number of Owner:

Account Number of Owner:

Date:

Signature of Owner:
(Identify Title if Acting in Representative Capacity)

Appendix 5 - 5

MEDALLION GUARANTEE
Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:______________________________________________________________________
Authorized Signature of Officer:______________________________________________________________________

Title of Officer Signing This Guarantee:________________________________________________________________

Address:_________________________________________________________________________________________

________________________________________________________________________________________________

Area Code and Telephone Number:___________________________________________________________________

Dated:__________________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Appendix 5 - 6